Exhibit 10.3

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (“Amendment”), dated as of January 23, 2008, among LENNAR CORPORATION, a Delaware corporation (the “Borrower”), the Lenders that are identified on the signature pages hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders identified on the signature pages hereto, certain other Lenders and Administrative Agent are parties to that certain Credit Agreement dated as of July 21, 2006 (as amended by First Amendment to Credit Agreement dated August 21, 2007 (the “First Amendment”) and as it may be amended, renewed and restated from time to time, the “Credit Agreement”) (all capitalized terms not defined herein shall have the meanings given such terms in the Credit Agreement);

WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement as hereinafter set forth;

NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree as follows:

1. Aggregate Commitment. Effective as of the date hereof, the Aggregate Commitment is hereby reduced to $1,500,000,000, Section 2.17 and Exhibit G are hereby deleted from the Credit Agreement and Schedule 1 of the Credit Agreement is amended and restated in its entirety with the Schedule 1 attached hereto.

2. Definitions. (a) The following defined terms in Article 1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Aggregate Commitment” means $1,500,000,000 as such amount may be reduced from time to time pursuant to the terms of this Agreement.

“Borrowing Base” means, from time to time, the sum of the following amounts, all as reflected from time to time in accordance with GAAP consistently applied in the consolidated balance sheet of the Borrower: (a) 100% of the Unrestricted Cash of the Loan Parties up to a maximum of $500,000,000 (with any excess cash being excluded from the Borrowing Base); (b) 100% of the Net Housing Unit Proceeds due to any Loan Party at closing as a result of the consummation of the sale of any Housing Unit, which Net Housing Unit Proceeds have been paid to the closing agent handling such sale but which have not yet been received by such Loan Party; provided, however, that if, and to the extent that, such Net Housing Unit Proceeds which are reported as outstanding on the last day of any fiscal quarter of the Borrower are not received by such Loan Party on or before the tenth (10th) day following the end of any such fiscal quarter, such Net Housing Unit Proceeds shall not be included in the Borrowing Base; (c) 90% of the Net Book Value of all Housing Units Under Contract; (d) 75% of the Net Book Value of all Housing Units (including, without limitation, model Housing Units) that are not subject to a contract for sale; (e) 70% of the Net Book Value of all Finished Lots; (f) 50% of the Net Book Value of all Land Under Development; and (g) 30% of the Net Book

Value of all Unimproved Entitled Land, provided that the sum of the amounts determined pursuant to clauses (f) and (g) shall not exceed 40% of the Borrowing Base (with any excess being excluded from the Borrowing Base); provided further, that notwithstanding anything to the contrary provided herein, any asset which is encumbered by a Lien (other than a Lien described in clauses (b), (c), (e) or (j) of the definition of “Permitted Liens”) shall not be included in the calculation of the Borrowing Base pursuant to clauses (a) through (g) above.

“Borrowing Base Debt” means all Consolidated Indebtedness, including without limitation the Obligations but excluding (a) any Subordinated Debt of the Borrower, (b) any Non-Recourse Indebtedness secured solely by Real Estate that is owned by any Loan Party and that, if the same did not secure such Indebtedness, would be included in the determination of the Borrowing Base and (c) only during the JV Debt Waiver Period, Recourse JV Obligations.

“Consolidated EBITDA” means, for any period, the Consolidated Net Income of the Loan Parties plus, to the extent deducted from revenues in determining Consolidated Net Income, (a) Consolidated Interest Expense, (b) expense for income taxes paid or accrued, (c) depreciation, (d) amortization, (e) extraordinary losses incurred other than in the ordinary course of business and (f) all non-cash charges and expenses (including but not limited to asset impairment charges for inventory, investments in Joint Ventures, goodwill, receivables and option deposit forfeitures, including, without limitation, any losses from the write-off or forfeiture of option deposits, whether in the form of cash or a Letter of Credit), minus, to the extent included in Consolidated Net Income, (i) extraordinary gains realized other than in the ordinary course of business, (ii) all non-cash gains and credits and (iii) interest income, all calculated for the Loan Parties (and excluding the Mortgage Banking Subsidiaries and any other Subsidiary of the Borrower that is not a Loan Party) on a consolidated basis.

“Housing Unit Under Contract” means a Housing Unit owned by a Loan Party as to which such Loan Party has a bona fide contract of sale, in a form customarily employed by such Loan Party and reasonably satisfactory to the Administrative Agent, entered into not more than 15 months (or, in the case of a condominium Housing Unit, 24 months) prior to the date of determination with a Person who is not an Affiliate of a Loan Party, under which contract no defaults then exist; provided, however, that in the case of any Housing Unit the purchase of which is to be financed in whole or in part by a loan insured by the Federal Housing Administration or guaranteed by the Veterans Administration, the minimum down payment shall be the amount (if any) required under the rules of the relevant agency.

“Land Under Development” means Entitled Land upon which construction of Improvements has commenced but not been completed and for which: (a) to the extent required, a performance bond, surety or other security has been issued to and in favor of and unconditionally accepted by each local agency and all relevant Governmental Authorities, including any municipal utility district in which the Real Estate is situated with regard to all work to be performed pursuant to each and all of said subdivision improvement agreements or other agreements; (b) all material necessary plans have been approved by all relevant Governmental Authorities for the installation of any and all Improvements required to be installed upon such Real Estate; (c) all material and non-discretionary necessary permits have been issued for the installation of said Improvements; and (d) utility services necessary for construction of Improvements and residential dwelling units and the operation thereon for the purpose intended will be available to such Real Estate upon completion of the Improvements and there exists a binding obligation on the part of each and every utility company to deliver necessary utility services to such Real Estate.

“Material Adverse Effect” means a material adverse effect on (a) the business, properties, assets, condition (financial or otherwise), results of operations, or prospects of (i) the Loan Parties, taken as a whole, or (ii) if so specified, the Borrower or any Guarantor, (b) the ability of any Loan Party to perform any of its obligations under the Loan Documents, or (c) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Administrative Agent or the Lenders thereunder. Notwithstanding the foregoing, none of the financial condition, events or circumstances described in the Borrower’s unaudited balance sheet and income statement for the period ending on November 30, 2007 heretofore furnished to the Lenders and/or the Borrower’s report on Form 10Q for the fiscal quarter ended August 31, 2007 constitutes or will constitute a Material Adverse Effect.

(b) The following definitions are added to Article 1 of the Credit Agreement.

“Borrowing Availability Covenant” is defined in Section 7.02(d).

“Borrowing Availability Test” is defined in Section 5.02(a)(vi).

“Borrowing Base Covenant” is defined in Section 7.02(a).

“Cash Equivalents” means (i) short-term obligations of, or fully guaranteed by, the United States of America, (ii) commercial paper rate A-1 or better by S&P or P-1 or better by Moody’s, (iii) demand deposit accounts maintained in the ordinary course of business, (iv) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000, provided in each case that the same provides for payment of both principal and interest (and not principal alone or interest alone) and is not subject to any contingency regarding the payment of principal or interest and (v) money market funds substantially all the assets of which are described in the preceding clauses.

“JV Debt Waiver Period” means the period from November 30, 2007 to November 30, 2009 (both inclusive).

“JV Cross-Default Limitation” is defined in Section 9.01(d).

“Recourse JV Obligations” means the maximum contractual liability (whether actual or contingent) from recourse obligations, repayment guaranties and Maintenance Guaranties of the Borrower or any of its Subsidiaries with respect to Indebtedness (other than Joint Venture Non-Recourse Indebtedness) of any Joint Venture.

“Unrestricted Cash” means cash and Cash Equivalents of the Loan Parties that are free and clear of all Liens and not subject to any restrictions on the use thereof to pay Indebtedness and other obligations of the applicable Loan Party.

(c) The following definitions are deleted from Article 1 of the Credit Agreement: Borrowing Base Limitation, Commitment and Acceptance, Commitment Increase and New Lender.

3. Pricing. The grid set forth on Exhibit F is amended and restated in its entirety as follows (without in any way amending or modifying any other part of Exhibit F, including without limitation the portion thereof amended pursuant to Section 2(c) of the First Amendment):

	LEVEL I	LEVEL II	LEVEL III	LEVEL IV	LEVEL V
Ratings	BBB/Baa2 or better	BBB-/Baa3	BB+/Ba1	BB/Ba2	BB-/Ba3 or below (or only one or no Rating)

Applicable Margin for Eurodollar Loans/LC Fee Rate	97.5 bps	107.5 bps	130.0 bps	152.5 bps	175.0 bps

Facility Fee	15.0 bps	17.5 bps	20.0 bps	22.5 bps	25.0 bps

4. Section 4.03 is hereby amended and restated in its entirety as follows:

Section 4.03 Financial Statements. The Borrower heretofore has provided to the Lenders (i) the consolidated balance sheet of the Borrower and its Subsidiaries as of November 30, 2006, and the related consolidated statements of earnings, stockholders’ equity and cash flows for the 12-month period ended on that date, audited and reported upon by Deloitte & Touche, an independent registered public accounting firm (the “Borrower Audited Financial Statements”), and (ii) the consolidated balance sheet of the Borrower as of August 31, 2007, and the consolidated statements of earnings and cash flows of the Borrower and its Subsidiaries for the three-month period ended on that date, unaudited but certified to be true and accurate (subject to normal year-end audit adjustments) by the President and an Authorized Financial Officer of the Borrower (the “Borrower Unaudited Financial Statements”). Those financial statements and reports (subject, in the case of the Borrower Unaudited Financial Statements, to normal year-end audit adjustments), and the related notes and schedules (if any), (a) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, (b) present fairly the consolidated financial condition of the Borrower and its Subsidiaries as of the date thereof, (c) show all material liabilities, direct or contingent, of the Borrower and its Subsidiaries as of that date (including, without limitation, liabilities for taxes and material commitments), and (d) present fairly the consolidated shareholders’ equity, results of operations and cash flows of the Borrower and its Subsidiaries at the date and for the period covered thereby.

5. Conditions. (a) Section 5.02(a) is hereby amended: (a) to strike the word “and” at the end of clause iv, (b) to strike the period at the end of clause (v) and replace it with “; and” and (c) to add the new following clause (vi);

(vi) At any time at which the Borrower does not have an Investment Grade Rating from at least two of the Rating Agencies, the making of the Advance or issuance of the Facility Letter of Credit will not result in (A) the sum of the aggregate outstanding amount of all Borrowing Base Debt exceeding the Borrowing Base (the “Borrowing Availability Test”); or (B) a breach of the Borrowing Base Covenant.

(b) Section 5.02(b) is hereby amended and restated in its entirety as follows:

(b) Each Borrowing Notice with respect to each such Advance and each Letter of Credit Request shall constitute a representation and warranty by the Borrower that all of the conditions contained in Section 5.02(a)(i), (ii), (iii), (iv) and (v) above have been satisfied, and a representation and warranty by Borrower to the best of Borrower’s knowledge that all of the conditions contained in Section 5.02(a)(vi) above have been satisfied.

6. Reporting. (a) Section 6.04(d) is hereby amended and restated in its entirety as follows:

(d) at the same time at which Borrower is required to furnish a report with respect to the Borrowing Base under Section 6.04(i) (but only at such times as required under the last clause of this subparagraph (d)), a report, in reasonable detail and in form and substance satisfactory to the Administrative Agent, setting forth, as of the end of that quarter, with respect to each Project owned by the Loan Parties, (i) the number of Housing Unit Closings, (ii) the number of Housing Units either completed or under construction, specifying the number thereof that are Completed Housing Units and (iii) the number of Housing Units Under Contract, provided, however, that the foregoing report shall only be required if, as of the last day of the applicable quarter or fiscal year, the Borrower does not have an Investment Grade Rating from at least one of the three Rating Agencies;

(b) Section 6.04(i) is hereby amended and restated in its entirety as follows:

(i) the following reports: (A) within 60 days after the end of each of the first three quarters, and within 90 days after the end of each fiscal year of the Borrower (commencing with the quarter ending August 31, 2006 and fiscal year ending November 30, 2006), a report which (subject to the last sentence of this subsection (i)) shall include the information and calculations provided for in Exhibit H attached hereto and such other condition in reasonable detail and be in form and substance satisfactory to the Administrative Agent, with calculations indicating that the Borrower is in compliance, as of the last day of such quarterly or annual period, as the case may be, with the provisions of Articles VI and VII of this Agreement; without limiting the generality of the foregoing (but subject to the last sentence of this subsection (i)), the Borrower shall provide to the Lenders a report containing the calculations necessary to indicate that the Borrower is in compliance with the provisions of Sections 6.09 (if applicable) and 7.14, including (if applicable) a certification of the outstanding principal amount of all loans and advances made by any Loan Party to each of the applicable Mortgage Banking Subsidiaries, as the case may be, and that all such loans and advances are duly evidenced by the Mortgage Banking Subsidiaries Note in the possession of Administrative Agent; (B) subject to the last sentence of this subsection (i), within 60 days after the end of each of the first three quarters, and within 90 days after the end of each fiscal year of the Borrower (commencing with the quarter ending November 30, 2007), a report in form and substance satisfactory to Administrative Agent calculating the Borrowing Base, Borrowing Base Debt, Borrowing Base Covenant and Borrowing Availability Covenant as of the last day of such fiscal quarter or annual period, as the case may be; and (C) within 60 days after the end of each of the first three quarters, and within 90 days after the end of each fiscal year of the Borrower (commencing with the fiscal year ending November 30, 2007), a report, in reasonable detail and in form and substance satisfactory to Administrative Agent, setting forth, as of the end of that fiscal quarter or annual period, as the case may be, any defaults arising under Indebtedness or Contingent Obligations in respect of Joint Ventures, as well as a description of such defaults (which description must include, without limitation, the following information: the name of the Project affected by the default, the amount of the loan or other obligation under which the default occurred, the amount of the Loan Parties’ obligations in respect of such defaulted loan or other obligation, the amount in dispute with respect to the default, the date of the default and length of any applicable grace periods, and the general status of the default, including any actions taken or intended to be taken to cure the default and, to the Borrower’s knowledge, any actions taken by the applicable lender or other creditor with respect to the default). The reports furnished pursuant to this subsection (i) shall each be certified to be true and correct by an Authorized Financial Officer of the Borrower and shall also contain such Authorized Financial Officer’s certification that (x) in the case of the reports provided for in clause (A) above, the Borrower is in full compliance with the provisions of Article VII of this Agreement and (y) in the case of the reports provided for in clause (B) above, the Borrower is in full compliance with the Borrowing Base Covenant and the Borrowing Availability Covenant. Notwithstanding the foregoing, the reports evidencing compliance with Sections 6.09, and 7.08 shall only be required if, as of the last day of the applicable quarter or fiscal year, the Borrower does not have an Investment Grade Rating from at least one of the three Rating Agencies; and the reports provided for in clause (B) above shall be required within 45 days after the first three fiscal quarters of Borrower and within 75 days after the fourth fiscal quarter of Borrower, if, as of the last day of the applicable fiscal quarter, the Borrower does not have an Investment Grade Rating from at least two of the three Rating Agencies; and

(c) The information and calculations provided for in Exhibit H will be modified to conform to the amendments of the covenants provided for in this Amendment.

7. Covenants. (a) Section 7.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 7.01 Minimum Adjusted Consolidated Tangible Net Worth. Permit Adjusted Consolidated Tangible Net Worth at any time commencing November 30, 2007 to be less than the sum of (a) $2,800,000,000, plus (b) an amount equal to the amount (if any) by which (i) 50% of the cumulative amount of positive Consolidated Net Income of the Loan Parties for each fiscal quarter of the Borrower ending after November 30, 2007 for which the Loan Parties, taken as a whole, had Consolidated Net Income exceeds (ii) the aggregate amount paid by the Borrower after November 30, 2007 to purchase or redeem its equity Securities, plus (c) an amount equal to 50% of the aggregate amount of the increase in Adjusted Consolidated Tangible Net Worth resulting from the issuance of equity Securities of the Borrower after November 30, 2007, minus (d) the amount of any actual tax valuation allowance taken in accordance with GAAP after November 30, 2007 on the Borrower’s financial statement. For purposes of this Section 7.01, the term “Consolidated Net Income,” when used in respect of any period, shall not include any loss for such period.

(b) Section 7.02(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a) Borrowing Base Covenant. At any time at which the Borrower does not have an Investment Grade Rating from at least two of the Rating Agencies, permit the sum of the aggregate outstanding amount of all Borrowing Base Debt to exceed the sum of the Borrowing Base plus the Unrestricted Cash of the Loan Parties in excess of $500,000,000 (the “Borrowing Base Covenant”).

(c) Section 7.02(b)(i) of the Credit Agreement is hereby amended by adding the following as the new last sentence of Section 7.02(b)(i):

Notwithstanding the foregoing, in the event a tax valuation allowance is first taken on Borrower’s financial statement anytime in Borrower’s fiscal year 2008 or the first quarter of Borrower’s fiscal year 2009, then the Permitted Leverage Ratio shall not be decreased in accordance with subsection (A) or (B) herein for the fiscal quarter in which such tax valuation allowance is taken.

(d) Section 7.02 of the Credit Agreement is hereby amended by adding the following as a new subsection 7.02(d):

(d) Borrowing Availability Covenant. At any time at which (i) the Borrower does not have an Investment Grade Rating from at least two of the Rating Agencies and (ii) as of the last day of any fiscal quarter of the Borrower any Loans are outstanding, permit the sum of the aggregate outstanding amount of all Borrowing Base Debt to exceed the Borrowing Base, in each case as of the last day of such fiscal quarter (the “Borrowing Availability Covenant”). A default in respect of the Borrowing Availability Covenant may be cured either (A) by repayment of the lesser of (1) the amount of all outstanding Loans and (2) a principal amount of the Loans equal to the amount by which the Borrowing Base Debt exceeded the Borrowing Base as of the last day of such fiscal quarter or (B) delivery to Administrative Agent of a report, certified by an Authorized Financial Officer of the Borrower, evidencing that (x) the Borrowing Base (as determined (i) for Unrestricted Cash, as of the end of the Business Day immediately preceding the delivery of such certified report and (ii) for all other assets in the Borrowing Base, as of the last day of the most recent month for which information is available to make such determination) equals or exceeds (y) the sum of the aggregate outstanding amount of all Borrowing Base Debt (as determined as of the end of the Business Day immediately preceding the delivery of such certified report).

(e) Section 7.08 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 7.08 Housing Units. At any time at which the Borrower does not have an Investment Grade Rating from at least one of the three Rating Agencies, permit the total number of Housing Units owned by the Loan Parties, including Housing Units under construction, but excluding model Housing Units and Housing Units Under Contract, at any time to exceed 45% of the total number of Housing Unit Closings during the immediately preceding 12-month period, provided that Housing Unit Closings shall include closings of the sale of housing units by entities that were acquired, and became Loan Parties, during the applicable period.

(f) Section 7.15 is hereby deleted from the Credit Agreement.

(g) The following new Section 7.17 is added to the Credit Agreement:

Section 7.17 Limitation on Financial Letters of Credit. Permit the outstanding amount of all Letters of Credit (whether issued pursuant to the Agreement or otherwise) of the Borrower and the other Loan Parties (other than Letters of Credit that are (a) Performance Letters of Credit or (b) fully secured by cash collateral held by the issuer of such Letter of Credit) to exceed $600,000,000.

(h) The following new Section 7.18 is hereby added to the Credit Agreement:

Section 7.18 Limitation on Recourse JV Obligations. Permit Recourse JV Obligations to exceed the following amounts at the following times:

Time (both dates inclusive)	Amount
From February 29, 2008 to May 30, 2008	$975,000,000
From May 31, 2008 to August 30, 2008	$905,000,000
From August 31, 2008 to November 29, 2008	$825,000,000
From November 30, 2008 to February 27, 2009	$735,000,000
From February 28, 2009 to May 30, 2009	$685,000,000

Time (both dates inclusive)	Amount
From May 31, 2009 to August 30, 2009	$635,000,000
From August 31, 2009 to November 29, 2009	$585,000,000
On November 30, 2009	$535,000,000

The provisions of this Section 7.18 shall not limit Recourse JV Obligations after November 30, 2009.

8. Events of Default. Sections 9.01(d) and (e) are hereby amended and restated in their entirety as follows:

(d) default shall be made with respect to any Indebtedness or Contingent Obligations of any Loan Party (other than the Loans hereunder, Non-Recourse Indebtedness and Indebtedness of a Loan Party to another Loan Party; and other than Indebtedness or Contingent Obligations in respect of Joint Ventures not exceeding $150,000,000 in the aggregate (the “JV Cross-Default Limitation”)) beyond any applicable period of grace, or default shall be made with respect to the performance of any other obligation incurred in connection with any such Indebtedness or Contingent Obligations beyond any applicable period of grace, or default shall be made with respect to any other liability, and such Indebtedness, Contingent Obligation or other liability described in this Section 9.01(d) equals or exceeds $10,000,000, and the effect of any of the foregoing defaults described in this Section 9.01(d) is to accelerate the maturity of such Indebtedness, Contingent Obligation or liability or to cause such Indebtedness, Contingent Obligation or liability to become due prior to its stated maturity, or any such Indebtedness, Contingent Obligation or liability shall not be paid when due and such default shall not have been remedied or cured by such Loan Party or waived by the obligee;

(e) default shall be made in the due observance or performance of any of the provisions of Article VI or Article VII or any other covenant, agreement or condition on the part of any Loan Party to be performed under or in connection with this Agreement or any Loan Document, and such default shall have continued for a period of thirty (30) days after the Borrower has knowledge or notice of the occurrence thereof or is required under this Agreement to provide a certificate, report or other document with respect to compliance with or default with respect to such covenant, agreement or condition;

9. Conditions Precedent. This Amendment shall be effective as of the date (“Amendment Effective Date”) upon which the following conditions are satisfied:

(a) The Administrative Agent shall have received from the Borrower and the Required Lenders a counterpart of this Amendment signed on behalf of each such party.

(b) The Administrative Agent shall have received from the Guarantors the Consent and Agreement substantially in the form attached hereto as Exhibit A.

(c) The Administrative Agent shall have received such documents, certificates and legal opinions as the Administrative Agent or its counsel may reasonably request relating to the organization or formation, existence and good standing of the Borrower, the authorization of this Amendment and any other legal matters relating to the Borrower, the Agreement of this Amendment, all in form and substance satisfactory to the Administrative Agent and its counsel.

(d) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under the Credit Agreement.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding. Upon effectiveness of this Amendment, all amendments of the Agreement contained in this Amendment shall be deemed to be in effect since November 30, 2007.

10. Representations and Warranties.

The Borrower hereby represents and warrants that, taking into account the terms of this Amendment, as of the date hereof:

(i) The representations and warranties of the Borrower set forth in Article IV of the Credit Agreement are true and correct, provided, however, that for the purposes hereof, the reference in Section 4.03 of the Credit Agreement to “Borrower Audited Financial Statements” shall be deemed to refer to the annual audited financial statements most recently delivered by the Borrower pursuant to Section 6.04(a) of the Credit Agreement as of the date hereof and the reference in Section 4.03 of the Credit Agreement to “Borrower Unaudited Financial Statements” shall be deemed to refer to the quarterly unaudited financial statements most recently delivered by the Borrower pursuant to Section 6.04(b) of the Credit Agreement as of the date hereof; and

(ii) There exists no Event of Default or Unmatured Default.

11. Ratification. The Credit Agreement, as amended hereby, is hereby ratified and remains in full force and effect.

12. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement and any of the parties hereto may execute this Amendment by signing any such counterpart.

13. Loan Documents. This Amendment and the First Amendment are each a Loan Document.

14. Choice of Law. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York but giving effect to federal laws applicable to national banks.

IN WITNESS WHEREOF, the Borrower and the Lenders have caused this Amendment to be duly executed as of the date first above written.

Borrower:

LENNAR CORPORATION

By:	/s/ Jonathan M. Jaffe
Name:	Jonathan M. Jaffe
Title:	Vice President

Lenders:

JPMORGAN CHASE BANK, N.A.,
As Lender and Administrative Agent

By:	/s/ Kimberly L. Turner
Name:	Kimberly L. Turner
Its:	Executive Director

[Other Lenders]

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

BANK OF AMERICA, N.A.

By:	/s/ Mark Lariviere
Name:	Mark Lariviere
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

BARCLAYS BANK PLC

By:	/s/ Nicholas Bell
Name:	Nicholas Bell
Title:	Director

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

CALYON NEW YORK BRANCH

By:	/s/ Samuel L. Hill
Name:	Samuel L. Hill
Title:	Managing Director and Regional Head

By:	/s/ Robert Smith
Name:	Robert Smith
Title:	Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Omayra Laucella
Name:	Omayra Laucella
Title:	Vice President

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT

AGREEMENT WITH LENNAR CORPORATION

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ William McGinty
Name:	William McGinty
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ R. Scott Holtzapple
Name:	R. Scott Holtzapple
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

LLOYDS TSB BANK PLC

By:	/s/ Nicholas J. Bruce
Name:	Nicholas J. Bruce
Title:	Vice President & Manager Risk Management & Business Support

By:	/s/ Deborah Carlson
Name:	Deborah Carlson
Title:	Director Corporate Banking USA

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT

AGREEMENT WITH LENNAR CORPORATION

SUNTRUST BANK

By:	/s/ W. John Wendler
Name:	W. John Wendler
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

CITICORP NORTH AMERICA, INC.

By:	/s/ R. Tucker Bordon
Name:	R. Tucker Bordon
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

HSBC BANK USA, N.A.

By:	/s/ Michael S. Wadler
Name:	Michael S. Wadler
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

COUNTRYWIDE BANK, F.S.B.

By:	/s/ Douglas Dixon
Name:	Douglas Dixon
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

GUARANTY BANK

By:	/s/ Ross Evans
Name:	Ross Evans
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

COMERCIA BANK

By:	/s/ Charles Weddell
Name:	Charles Weddell
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

FIFTH THIRD BANK, a Michigan Banking Corporation

By:	/s/ John A. Marian
Name:	John A. Marian
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

MIZUHO CORPORATE BANK, LTD

By:	/s/ Noel Purcell
Name:	Noel Purcell
Title:	Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

REGIONS BANK

By:	/s/ Ronny Hudspeth
Name:	Ronny Hudspeth
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Michael Raarup
Name:	Michael Raarup
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

MEGA INTERNATIONAL COMMERCIAL BANK NEW YORK BRANCH

By:	/s/ Tsang-Pei Hsu
Name:	Tsang-Pei Hsu
Title:	VP & DGM

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

NATIXIS (f/k/a NATEXIS BANQUES POPULAIRES

By:	/s/ Jari –Edith Dugeny
Name:	Jari –Edith Dugeny
Title:	Managing Director

By:	/s/ Zineb Bouazzaoui
Name:	Zineb Bouazzaoui
Title:	Associate

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

BANKUNITED, FSB

By:	/s/ Fernando X. Gomez
Name:	Fernando X. Gomez
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Laurel LB Magruder
Name:	Laurel LB Magruder
Title: Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Luis Donoso
Name:	Luis Donoso
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

SOCIETE GENERALE

By:	/s/ Milissa A. Goeden
Name:	Milissa A. Goeden
Title:	Director

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

FORTIS BANK S.A./N.V., CAYMAN ISLANDS BRANCH

By:	/s/ Laure Marich
Name:	Laure Marich
Title:	Loan Closer

By:	/s/ Mason Chau
Name:	Mason Chau
Title:	AVP

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

CITY NATIONAL BANK, a national banking association

By:	/s/ Xavier Barrera
Name:	Xavier Barrera
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Mark Lariviere
Name:	Mark Lariviere
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:	/s/ Edward Fesber
Name:	Edward Fesber
Title:	Senior Vice President & Manager

By:	/s/ David A. Barnett
Name:	David A. Barnett
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

MIDFIRST BANK, a Federally Chartered Savings Association

By:	/s/ Todd G. Wright
Name:	Todd G. Wright
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

CALIFORNIA BANK & TRUST

By:	/s/ Aegea Lee
Name:	Aegea Lee
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH

By:	/s/ Carol Sun
Name:	Carol Sun
Title:	VP & AGM

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

COMMERCE BANK, N.A.

By:	/s/ Gerald K. Hutchison
Name:	Gerald K. Hutchison
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

COMPASS BANK

By:	/s/ Michael Del Rocco
Name:	Michael Del Rocco
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

ISRAEL DISCOUNT BANK OF NEW YORK

By:	/s/ Dillian G. Schulz
Name:	Dillian G. Schulz
Title:	Senior Vice President

By:	/s/ Christopher Meade
Name:	Christopher Meade
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

KEYBANK, NATIONAL ASSOCIATION

By:	/s/ Toni Ashasaft
Name:	Toni Ashasaft
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

MALAYAN BANKING BERHAD, NEW YORK BRANCH

By:	/s/ Fauzi Zulkifti
Name:	Fauzi Zulkifti
Title:	General Manager

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

RBC CENTURA BANK, a North Carolina corporation

By:	/s/ Maria Ziegler
Name:	Maria Ziegler
Title:	Vice-President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH

LENNAR CORPORATION

BANK OF COMMUNICATIONS CO., LTD. NEW YORK BRANCH

By:	/s/ Shelly He
Name:	Shelly He
Title:	Deputy General Manager